UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 15, 2018

INNOPHOS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33124	20-1380758
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

259 Prospect Plains Road, Cranbury, New Jersey	08512
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 609-495-2495

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As disclosed under Item 5.07 below, at the 2018 Annual Meeting of Stockholders (the “Meeting”) of Innophos Holdings, Inc. (the “Company”) held on May 15, 2018, the Company’s stockholders approved the Company’s 2018 Long-Term Incentive Plan (the “Plan”) that was previously approved by the Company’s Board of Directors and submitted to stockholders for approval at the Meeting. A summary of the Plan’s terms are set forth in the Company’s Proxy Statement on Schedule 14A relating to the Meeting filed with the Securities and Exchange Commission on April 11, 2018 (the “Proxy Statement”), which summary is incorporated herein by reference. Such summary is qualified in its entirety by reference to the Plan attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Meeting, the Company’s stockholders voted on the four proposals disclosed in the Proxy Statement: (i) Proposal 1 – Election of seven members of the Board of Directors for terms extending until the next Annual Meeting; (ii) Proposal 2 – Ratification of Selection of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm for 2018; (iii) Proposal 3 – Advisory Vote on Approval of Executive Compensation; and (iv) Proposal 4 – Approval of the Plan.

The final results of the voting were as follows:

Proposal 1 – Election of Board Members

Director Nominee	For	Against	Abstain	Broker Non-Vote
Gary Cappeline	16,208,268	661,030	2,547	1,289,993
Kim Ann Mink	16,443,379	424,909	3,557	1,289,993
Linda Myrick	16,181,153	687,022	3,670	1,289,993
Karen Osar	16,223,604	644,572	3,669	1,289,993
John Steitz	16,269,643	599,541	2,661	1,289,993
Peter Thomas	16,459,861	409,322	2,662	1,289,993
Robert Zatta	16,474,615	394,507	2,723	1,289,993

Proposal 2 – Ratification of the Selection of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Vote
17,597,910	557,166	6,762	N/A

Proposal 3 – Advisory Vote on Approval of Executive Compensation

For	Against	Abstain	Broker Non-Vote
15,587,447	1,273,446	10,952	1,289,993

Proposal 4 – Approval of the Innophos Holdings, Inc. 2018 Long-Term Incentive Plan

For	Against	Abstain	Broker Non-Vote
14,781,217	2,077,072	13,556	1,289,993

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Innophos Holdings, Inc. 2018 Long-Term Incentive Plan.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INNOPHOS HOLDINGS, INC.

May 16, 2018	By:	/s/ Joshua Horenstein
	Name:	Joshua Horenstein
	Title:	Senior Vice President, Chief Legal Officer and Corporate Secretary